                                                                    EXHIBIT 99.6

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE:  M4 ENVIRONMENTAL, LP                            CASE NO.:  97-21389-CJK
        DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                     CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                              4/30/98



COMES NOW, M4 ENVIRONMENTAL, LP , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 4/1/98 and ending 4/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                 X        Monthly Reporting Questionnaire (Attachment 1)
           ---------------

                 X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
           ---------------

                 X        Summary of Accounts Receivable (Form OPR-3)
           ---------------

                 X        Schedule of Post-Petition Liabilities (Form OPR-4)
           ---------------

                 X        Income Statement (Form OPR-5)
           ---------------

                 X        Statement of Sources and Uses of Cash (Form OPR-6)
           ---------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date: 5/19/98                DEBTOR-IN-POSSESSION
                             By:

                                           /s/ F. Gordon Bitter
                                           ------------------------------------
                             Name & Title: F. Gordon Bitter, Vice President
                                           M4 Environmental Management, Inc.
                                           as General Partner of M4
                                              Environmental LP
                                           421 Currant Road
                                           Fall River, MA  02720
                                           Telephone: 508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  M4 ENVIRONMENTAL, LP                            CASE NO.:  97-21389-CJK
        DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                     CHAPTER 11



         NOTE TO THE MONTHLY OPERATING REPORT:


         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-1

CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                            MONTH ENDED: 4/30/98


                                                       FILING            MONTH           MONTH              MONTH
                                                        DATE             ENDED           ENDED              ENDED
                                                      12/3/97          12/31/97         1/31/98            2/28/98
                                                  -------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                   53,265
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:  allowance for doubtful accounts
Accounts Receivable-Other                           2,294,613         2,294,613         2,294,613         2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
             Investment in CW LLC                   1,497,718         1,497,718         1,497,718         1,497,718
             Long Term Notes Receivable from
                  Lockheed Martin                  19,000,000        19,000,000        19,000,000        19,000,000



                                                  -------------------------------------------------------------------
TOTAL CURRENT ASSETS                               22,845,596        22,792,331        22,792,331        22,792,331
                                                  -------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST             10,653,977        10,653,977        10,653,977        10,653,977
Less:  Accumulated Depreciation                      (580,281)         (710,532)         (828,954)         (947,376)

                                                  -------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                  10,073,696         9,943,445         9,825,023         9,706,601
                                                  -------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                      2,414,005         2,414,005         2,414,005         2,414,005
             Less:  Accumulated Amortization         (102,512)         (120,443)         (138,373)         (156,304)

                                                  -------------------------------------------------------------------
TOTAL OTHER ASSETS                                  2,311,493         2,293,562         2,275,632         2,257,701
                                                  -------------------------------------------------------------------

TOTAL ASSETS                                       35,230,785        35,029,338        34,892,986        34,756,633
                                                  ===================================================================


                                                      MONTH             MONTH                 MONTH            MONTH
                                                      ENDED             ENDED                 ENDED            ENDED
                                                     3/31/98           4/30/98
                                                  --------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:  allowance for doubtful accounts
Accounts Receivable-Other                           2,294,613         2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
             Investment in CW LLC                   1,497,718         1,497,718
             Long Term Notes Receivable from
                  Lockheed Martin                  19,000,000        19,000,000



                                                  --------------------------------------------------------------------
TOTAL CURRENT ASSETS                               22,792,331        22,792,331                 0                0
                                                  --------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST             10,653,977        10,653,977
Less:  Accumulated Depreciation                    (1,065,798)       (1,184,220)

                                                  --------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                   9,588,179         9,469,757                 0                0
                                                  --------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                      2,414,005         2,414,005
             Less:  Accumulated Amortization         (174,235)         (192,166)

                                                  --------------------------------------------------------------------
TOTAL OTHER ASSETS                                  2,239,770         2,221,839                 0                0
                                                  --------------------------------------------------------------------

TOTAL ASSETS                                       34,620,280        34,483,927                 0                0
                                                  ====================================================================

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-2


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                            MONTH ENDED: 4/30/98


                                                            FILING             MONTH              MONTH             MONTH
                                                             DATE              ENDED              ENDED             ENDED
                                                            12/3/97           12/31/97           1/31/98           2/28/98
                                                         --------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations                               (25,762)           63,760            63,760
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)                                          34,057             8,294             8,294

                                                         --------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                     0             8,295            72,054            72,054

PRE PETITION INTERCOMPANY LIABILITIES                      35,906,310        35,906,310        35,906,310        35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                       40,969,552        40,907,477        40,843,718        40,843,718
                                                         --------------------------------------------------------------------

TOTAL LIABILITIES                                          76,875,862        76,822,082        76,822,082        76,822,082

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
            Through Filing Date                           (41,645,077)      (41,645,077)      (41,645,077)      (41,645,077)
            Post Filing Date                                                   (147,667)         (284,019)         (420,372)

                                                         --------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                      (41,645,077)      (41,792,744)      (41,929,096)      (42,065,449)
                                                         --------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 35,230,785        35,029,338        34,892,986        34,756,633
                                                         ====================================================================


                                                             MONTH              MONTH                 MONTH            MONTH
                                                             ENDED              ENDED                 ENDED            ENDED
                                                            3/31/98
                                                         ---------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations              64,065            64,065
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)                         8,294             8,294

                                                         ---------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                72,359            72,359                 0                0

PRE PETITION INTERCOMPANY LIABILITIES                      35,906,310        35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                       40,844,824        40,844,824
                                                         ---------------------------------------------------------------------

TOTAL LIABILITIES                                          76,823,493        76,823,493                 0                0

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
            Through Filing Date                           (41,645,077)      (41,645,077)
            Post Filing Date                                 (558,136)         (694,489)

                                                         ---------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                      (42,203,213)      (42,339,566)                0                0
                                                         ---------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 34,620,280        34,483,927                 0                0
                                                         =====================================================================

                    SUMMARY OF ACCOUNTS RECEIVABLE                  FORM OPR-3


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                            MONTH ENDED: 4/30/98


                                                                      0-30             31-60            61-90            OVER
                                                        TOTAL         DAYS             DAYS             DAYS            90 DAYS

                                                       -------------------------------------------------------------------------
DATE OF FILING:   12/3/97                                 0
                  Allowance for doubtful accounts         0
                                                       -------------------------------------------------------------------------
                                                          0             0                0               0                 0
                                                       =========================================================================

MONTH:            12/31/97                                0
                  Allowance for doubtful accounts         0
                                                       -------------------------------------------------------------------------
                                                          0             0                0               0                 0
                                                       =========================================================================

MONTH:            1/31/98                                 0
                  Allowance for doubtful accounts         0
                                                       -------------------------------------------------------------------------
                                                          0             0                0               0                 0
                                                       =========================================================================

MONTH:            2/28/98                                 0
                  Allowance for doubtful accounts         0
                                                       -------------------------------------------------------------------------
                                                          0             0                0               0                 0
                                                       =========================================================================

MONTH:            3/31/98                                 0
                  Allowance for doubtful accounts         0
                                                       -------------------------------------------------------------------------
                                                          0             0                0               0                 0
                                                       =========================================================================

MONTH:            4/30/98                                 0
                  Allowance for doubtful accounts         0
                                                       -------------------------------------------------------------------------
                                                          0             0                0               0                 0
                                                       =========================================================================

MONTH:
                  Allowance for doubtful accounts
                                                       -------------------------------------------------------------------------
                                                          0             0                0               0                 0
                                                       =========================================================================

                      SCHEDULE OF POST PETITION LIABILITIES

                                                                      FORM OPR-4


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                            MONTH ENDED: 4/30/98


                                                                        DATE            DATE           TOTAL            0-30
                                                                      INCURRED           DUE            DUE             DAYS
                                                                    ----------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                                        NONE
            FICA-Employer's Share                                                                       NONE
            FICA-Employee's Share                                                                       NONE
            Unemployment Tax                                                                            NONE
            State Sales & Use Tax                                                                       NONE
            State __________ Tax                                                                        NONE
            Personal Property Tax                                                                       NONE

                                                                                                  ----------------------------
TOTAL TAXES PAYABLE                                                                                        0              0
                                                                                                  ----------------------------

POST PETITION SECURED DEBT



ACCRUED INTEREST PAYABLE


                                                                                                  ----------------------------
TOTAL POST PETITION SECURED DEBT                                                                           0              0
                                                                                                  ----------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:

           Trade Accounts Payable (see attached schedules)
           Unsecured debt-Bank  processed automatic funds transfer
                debit to pay bond interest on  December 1 against
                insufficient funds balance. This created an overdraft
                of  $8,294 and an unsecured debt obligation to the bank.                               8,294
           Accrued expenses-Deferred Decontamination
                & Decommissioning Expenses                                                                 0
                                                                                                  ----------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                                   8,294              0
                                                                                                  ----------------------------

TOTAL ALL POST PETITION LIABILITIES                                                                    8,294              0
                                                                                                  ============================


                                                                     31-60         61-90           OVER
                                                                     DAYS           DAYS         90 DAYS
                                                                    ----------------------------------------
TAXES PAYABLE

            Federal Income Taxes
            FICA-Employer's Share
            FICA-Employee's Share
            Unemployment Tax
            State Sales & Use Tax
            State __________ Tax
            Personal Property Tax

                                                                    ---------------------------------------
TOTAL TAXES PAYABLE                                                    0              0              0
                                                                    ---------------------------------------

POST PETITION SECURED DEBT



ACCRUED INTEREST PAYABLE


                                                                    ---------------------------------------
TOTAL POST PETITION SECURED DEBT                                       0              0              0
                                                                    ---------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Unsecured debt-Bank processed automatic funds transfer debit to pay bond interest on December 1 against insufficient funds balance.
                 This created an overdraft of  $8,294 and an
                  unsecured debt obligation to the bank.
            Accrued expenses-Deferred Decontamination
                 & Decommissioning Expenses

                                                                    ---------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                   0              0              0
                                                                    ---------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                    0              0              0
                                                                    =======================================

                                INCOME STATEMENT

                                                                      FORM OPR-5
CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK
                                                            MONTH ENDED: 4/30/98

                                                               PRE               POST             MONTH           MONTH
                                                             PETITION          PETITION           ENDED           ENDED
                                                             12/3/97           12/31/97          1/31/98         2/28/98
                                                            -----------------------------------------------------------------
NET REVENUE (INCOME)
                                                            -----------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages
            Less: Salaries & wages capitalized in
             fixed assets
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                                            -----------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                         0                 0               0                0
                                                            -----------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                     0                 0               0                0
                                                            -----------------------------------------------------------------

INTEREST EXPENSE                                                                (515)
DEPRECIATION AND AMORTIZATION                                                148,182         136,352          136,353
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                            -----------------------------------------------------------------

NET INCOME (LOSS)                                                0          (147,667)       (136,352)        (136,353)
                                                            =================================================================

                                                              MONTH           MONTH         MONTH          MONTH           MONTH
                                                              ENDED           ENDED         ENDED          ENDED           ENDED
                                                             3/31/98         4/30/98
                                                         -----------------------------------------------------------------------
NET REVENUE (INCOME)
                                                         -----------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages
            Less: Salaries & wages capitalized in
             fixed assets
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes                                            1,411
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                                         -----------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                     1,411             0              0             0                 0
                                                         -----------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                (1,411)            0              0             0                 0
                                                         -----------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION                              136,353       136,353
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                         -----------------------------------------------------------------------

NET INCOME (LOSS)                                         (137,764)     (136,353)             0             0                 0
                                                         =======================================================================

                      STATEMENT OF SOURCES AND USES OF CASH

                                                                      FORM OPR-6
CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK
                                                            MONTH ENDED: 4/30/98

                                                                                                      TOTAL
                                                                    PRE             POST              MONTH               MONTH
                                                                  PETITION         PETITION           ENDED               ENDED
                                                                  12/1-12/2       12/3-12/31         12/31/97            1/31/98
                                                                 -----------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                                 (147,667)         (147,667)         (136,352)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                              148,182           148,182           136,352
            Decrease (Increase)-Accounts Receivable                                        0                 0                 0
            Decrease (Increase)-Inventories                                                0                 0                 0
            Decrease (Increase)-Prepaid Expenses                                           0                 0                 0
            Decrease (Increase)-Other Assets                                               0                 0                 0
            Increase (Decrease)-Pre Petition Liabilities                             (62,075)          (62,075)          (63,759)
            Increase (Decrease)-Post Petition Liabilities                              8,295             8,295            63,759

                                                                 -----------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                       0             (53,265)          (53,265)                0
                                                                 -----------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                           0                 0                 0
            Sale of Net Fixed Assets
                                                                 -----------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                       0                   0                 0                 0
                                                                 -----------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                          0                 0                 0
            Increase (Decrease)-Shareholder Valuations

            Purchase of Treasury Stock-Preferred Shares

                                                                 -----------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                       0                   0                 0                 0
                                                                 -----------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   0             (53,265)          (53,265)                0

Cash and Cash Equivalents at Beginning of Period                                      53,265            53,265                 0
                                                                 -----------------------------------------------------------------


Cash and Cash Equivalents at End of Period                             0                   0                 0                 0
                                                                 =================================================================



                                                                    MONTH            MONTH            MONTH             MONTH
                                                                    ENDED            ENDED            ENDED             ENDED
                                                                   2/28/98          3/31/98          4/3*/98
                                                                 --------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                               (136,353)        (137,764)        (136,353)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                            136,353          136,353          136,353
            Decrease (Increase)-Accounts Receivable                      0                0                0
            Decrease (Increase)-Inventories                              0                0                0
            Decrease (Increase)-Prepaid Expenses                         0                0                0
            Decrease (Increase)-Other Assets                             0                0                0
            Increase (Decrease)-Pre Petition Liabilities                 0            1,106                0
            Increase (Decrease)-Post Petition Liabilities                0              305                0

                                                                 --------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                         0                0                0               0
                                                                 --------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                         0                0                0
            Sale of Net Fixed Assets
                                                                 --------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                         0                0                0               0
                                                                 --------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                        0                0                0
            Increase (Decrease)-Shareholder Valuations

            Purchase of Treasury Stock-Preferred Shares

                                                                 --------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                         0                0                0               0
                                                                 --------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     0                0                0               0

Cash and Cash Equivalents at Beginning of Period                         0                0                0               0
                                                                 --------------------------------------------------------------


Cash and Cash Equivalents at End of Period                               0                0                0               0
                                                                 ==============================================================

                                    CHAPTER 11                     ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK



                                                            MONTH ENDED: 4/30/98


                                                                          PAGE 1


1.   PAYROLL
            State the amount of all executive wages paid and taxes withheld and paid.

            NAME AND TITLE OF                DATE                         WAGES PAID                      TAXES WITHHELD
            EXECUTIVE                        PAID                 GROSS                  NET          DUE                PAID
            ---------                        ----                 -----                  ---          ---                ----
            NONE



                                                        ---------------------------------------------------------------------

            TOTAL EXECUTIVE PAYROLL                                  0                    0            0                   0
                                                        =====================================================================


2.  INSURANCE
            Is Workers' Compensation and other insurance in effect?       Yes
            Are payments current?                                         Yes
            If any policy has lapsed, been replaced or renewed,
             state so in the schedule below.
            Attach a copy of the new policy's binder or coverage page.


                                                                                     DATE
                            COVERAGE      POLICY      EXPIRATION      PREMIUM      COVERAGE
TYPE      CARRIER NAME       AMOUNT       NUMBER         DATE          AMOUNT      PAID THRU
---------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                    CHAPTER 11                     ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                                          PAGE 2


3.  BANK ACCOUNTS


                                                               M4 LP
                                                             OPERATING                           TOTAL
                                                             ---------                           -----
BANK NAME                                                     SUNTRUST

ACCOUNT NUMBER                                               0005618983


BEGINNING BOOK BALANCE                                           (8,294)                          (8,294)

PLUS:       Deposits-Collections of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements                                                                              0
            Payroll
            Returned Checks
            Loan Repayments

OTHER:      Adjustments
            Transfers In (Out)

                                                           ------------------             --------------------

ENDING BOOK BALANCE                                              (8,294)                          (8,294)
                                                           ==================             ====================


4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professional and payments on Pre-petition debts in the schedule below.



            Payments To/On                                                    Amount           Date            Check #
            --------------                                                    ------           ----            -------
            PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):




                                                                             NONE



                                                                            -------
                                                                               0
                                                                            =======

            PRE-PETITION DEBTS


                                                                             NONE



                                                                            -------
            TOTAL PAYMENTS OF PRE-PETITION DEBTS                               0
                                                                            =======

                      INSURANCE EXPIRATION STATEMENT                  Exhibit D



                                        INSURANCE      COVERAGE      POLICY      EXPIRATION      PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS      TYPE        AGENT         AMOUNT       NUMBER         DATE          AMOUNT      PAID THRU
-------------------------------------------------------------------------------------------------------------------------

                SEE ATTACHED





         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


         Date:  5/19/98
               ---------------



                                        Molten Metal Technology, Inc.


                                        By: /s/  F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer

                                        MMT of Tennessee, Inc.


                                        By: /s/  F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        M4 Environmental, L.P..


                                        By: /s/  F. Gordon Bitter
                                            -----------------------------------
                                              M4 Environmental Management, Inc.
                                              General Partner

                                        By: /s/  F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        MMT Federal Holdings, Inc.


                                        By: /s/  F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Vice President

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


    CARRIER NAME & ADDRESS                            TYPE                                      BROKER               LIMITS
    ----------------------                            ----                                      ------               ------
Commerce & Industry Insurance Co.              General Liability                                  Aon              $1,000,000
70 Pine Street                                 Automobile Liability                               Aon              $1,000,000
New York, NY   10270                           Excess Liability - 1st layer                       Aon             $20,000,000
                                                                                                                 excess of $1M

New Hampshire Insurance Co.                    Workers Compensation                               Aon              Statutory
70 Pine Street                                 Workers Compensation - CA                          Aon              Statutory
New York NY  10270                             Employers' Liability                               Aon              $1,000,000


American International Specialty Lines         Pollution Liability - MA/TN                        Aon              $3,000,000
   Insurance Co.                               Pollution Liability - TX                           Aon              $1,000,000
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company               Fidelity                                           Aon                $500,000
P.O. Box 91394                                 Fiduciary                                          Aon              $2,000,000
Chicago, IL   60693

Executive Risk Indemnity Company               Directors & Officers Liability                     Aon             $10,000,000
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                        Foreign Liability                                  Aon              $1,000,000
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                 Property                                           Aon            ############
Allendale Park                                                                                                     Blanket
Johnston, RI  02919

American Nuclear Insurers                      Nuclear All Risk Property                          J&H/M&M         $45,000,000
Town Center                                    Nuclear Liability Facility Form - TN               J&H/M&M         $50,000,000
29 South Main Street                           Master Worker Certificate - TN                     J&H/M&M        ############
West Hartford, CT 06107                                                                                            Shared Agg.


    CARRIER NAME & ADDRESS                         POLICY             EXPIRATION          PREMIUM               PAID
    -----------------------                        NUMBER                DATE             --------              THRU
                                                   ------                ----                                   ----
Commerce & Industry Insurance Co.                 340-94-76             12/3/98            $53,000             Current
70 Pine Street                                    766-56-11             12/3/98             $3,540             Current
New York, NY   10270                              606-23-31             12/3/98            $43,185             Current


New Hampshire Insurance Co.                       WC588-59-75            12/3/98           $111,250             Current
70 Pine Street                                    WC588-59-77            12/3/98               $753             Current
New York NY  10270                                WC588-59-75            12/3/98            inclu.              Current
                                                   and -77[CA]

American International Specialty Lines             8199951              12/3/98            $28,342             Current
   Insurance Co.                                   8199950              12/3/98            $16,919             Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company                751-118812-98            5/9/99             $6,000             Current
P.O. Box 91394                                  751-118834-98            5/9/99             $6,000             Current
Chicago, IL   60693

Executive Risk Indemnity Company                751-091628-98            1/19/99          $350,000             Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                        PST 00 9648288            2/1/99             $2,000             Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                      CC626               12/2/99           $170,000             Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                           98262                1/1/99            $97,500             Current
Town Center                                        NF-0338              12/31/98          $124,215             Current
29 South Main Street                               NW-0235              12/31/98              $550        Not yet invoiced
West Hartford, CT 06107

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


    CARRIER NAME & ADDRESS                            TYPE                                        BROKER            LIMITS
    ----------------------                            ----                                        ------            ------
                                               Nuclear Supplier's & Transp.                       J&H/M&M         $15,000,000
                                               Nuclear Liability Facility Form - SC               J&H/M&M         $10,000,000
                                               Nuclear Foreign Supplier's & Transp.               J&H/M&M         $10,000,000
                                               Master Worker Certificate - SC                     J&H/M&M        ############
                                                                                                                   Shared Agg.
                                               Nuclear Facility Liability - Comm. Park            J&H/M&M         $10,000,000
                                               Master Worker Certificate - Comm. Park             J&H/M&M        ############
                                                                                                                   Shared Agg.

American International Specialty               Pollution Legal and Closure/Post Closure           J&H/M&M          $3,000,000
   Lines Ins. Co.                                                                                                Pollution Legal
Harborside Financial Center                                                                                        $3,400,000
401 Plaza 3                                                                                                       Closure
Jersey City, NJ   07311


    CARRIER NAME & ADDRESS                      POLICY             EXPIRATION          PREMIUM               PAID
    ----------------------                      NUMBER                DATE             --------              THRU
                                                ------                ----                                   ----
                                               NS-0539              12/31/98            $8,670             Current
                                               NF-0329              12/31/98           $13,590             Current
                                                 TBD                12/31/98              TBD         Based on Foreign Sales
                                               NW-0237              12/31/98              $550        Not yet invoiced

                                               NF-0337              12/31/98           $39,568             Current
                                               NW-0234              12/31/98              $550        Not yet invoiced


American International Specialty               8183013              10/15/00           $94,400             Current
   Lines Ins. Co.                                                  Poll. Legal
Harborside Financial Center                                         12/7/00           $425,000             Current
401 Plaza 3                                                          Closure
Jersey City, NJ   07311


Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


   CARRIER NAME & ADDRESS                         TYPE                                CO          LIMITS       EXPIRATION
   ----------------------                         ----                              ENTITY        ------          DATE
                                                                                    ------                        ----
Blue Cross & Blue Shield of RI             Full Coverage Medical                      MMT                      4/1-4/30/98
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                          Self Funded Dental                         MMT                      4/1-4/30/98
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.              Employee Funded-Supplemental Life          MMT                      4/1-4/30/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.              Employee Funded-Supplemental Life          MMT TN                   4/1-4/30/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services          Medical Stop Loss and Life Insurance       MMT                      4/1-4/30/98
10159 Wayzata Boulevard                    Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services          Medical Stop Loss and Life Insurance       MMT TN                   4/1-4/30/98
10159 Wayzata Boulevard                    Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services          Self Funded Medical Claims                 MMT &                    4/1-4/30/98
10159 Wayzata Boulevard                                                               MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                        Employee Funded Long Term Disability       MMT                      4/1-4/30/98


   CARRIER NAME & ADDRESS                   PREMIUM               PAID
   -----------------------                  --------              THRU
                                                                  ----
Blue Cross & Blue Shield of RI              $10,622              Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                              None              Current
PO Box 5-0198                                                    Current
Woburn, MA 01815-0198                                            Current


Fortis Benefits Insurance Co.                $1,968              Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.                $1,185              Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services           $10,960              Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services            $8,231              Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services           $50,000              Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                          $1,951              Current

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


   CARRIER NAME & ADDRESS                         TYPE                                CO          LIMITS       EXPIRATION
   ----------------------                         -----                             ENTITY        -------         DATE
                                                                                    ------                        ----
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                        Short Term Disability                      MMT                      4/1-4/30/98
2211 Congress Street
Portland, ME 04122


   CARRIER NAME & ADDRESS                  PREMIUM              PAID
   ----------------------                  -------              THRU
                                                                ----
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                        $2,110              Current
2211 Congress Street
Portland, ME 04122